               OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND
                   Supplement dated December 15, 2008 to the
                        Prospectus dated April 29, 2008

This supplement amends the Prospectus of Oppenheimer Commodity Strategy Total
Return Fund (the "Fund") dated April 29, 2008 and is in addition to the supplements dated September 11, 2008 and July 1, 2008 and supersedes the prior supplement dated December 15, 2008.

The section "How the Fund is Managed - The Manager - Portfolio Managers,"
beginning on page 25, is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Kevin Baum and Robert
         Baker together with a team of investment professionals including
         Benjamin J. Gord, Geoffrey Caan, Thomas Swaney and Antulio N. Bomfim
         who are primarily responsible for the day-to-day management of the
         Fund's investments.

         Mr. Baum, CFA, has been a portfolio manager of the Fund since 1999, a
         Vice President of the Fund since 2001 and a Vice President of the
         Manager since 2000.  He is an officer of one portfolio in the
         OppenheimerFunds complex.

         Mr. Baker, CFA, has been a portfolio manager of the Fund since May
         2007 and a Vice President of the Manager since May 2007. He was an
         Assistant Vice President and Senior Research Analyst of the Manager
         from January 2004 to May 2007 and an Analyst of the Manager from
         February 2001 to December 2003. Since joining the Manager in 1993,
         Mr. Baker also held positions with the accounting and technologies groups.

         Mr. Gord has been a portfolio manager and Vice President of the Fund since December 2006 and Vice President of the Manager since April
         2002.  He is also a portfolio manager of other portfolios in the
         OppenheimerFunds complex.  Mr. Gord was an Executive Director and a senior fixed income analyst at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management from April 1992 through March 2002.

         Mr. Caan has been a portfolio manager and Vice President of the Fund since December 2006 and Vice President of the Manager since August
         2003. He is also a portfolio manager of other portfolios in the
         OppenheimerFunds complex. Mr. Caan was a Vice President of ABN AMRO
         N.A., Inc. from June 2002 through August 2003, and a Vice President of Zurich Scudder Investments from January 1999 through June 2002.

         Mr. Swaney has been a portfolio manager of the Fund and a Vice
         President of the Manager since April 2006.  He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.  Mr.
         Swaney was a senior analyst of the Manager's High Grade Investment
         Team from June 2002 to March 2006.  Prior to joining the Manager in
         June 2002, Mr. Swaney was a senior fixed income analyst at Miller,
         Anderson & Sherrerd, a division of Morgan Stanley Investment
         Management from May 1998 through May 2002.

         Mr. Bomfim has been a portfolio manager and Vice President of the
         Fund since December 2006 and Vice President of the Manager since
         October 2003.  He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.  Mr. Bomfim was a Senior Economist at the Board of Governors of the Federal Reserve System from June 1992 to October 2003.

         The Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts they manage and their ownership of Fund shares.

December 15, 2008                                                    PS0735.033